SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                -----------------

                          Date of Report: June 23, 2005
                          -----------------------------
                        (Date of earliest event reported)

                       Zond-PanAero Windsystem Partners I,
                        a California Limited Partnership
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                  California             0-13510         77-003535
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        (State or Other Jurisdiction   (Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                    (Address of Principal Executive Offices)

                                 (713) 853-0530
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement.
               ------------------------------------------

Reservation of Rights Agreement

     On June 23, 2005 Zond-PanAero Windsystem Partners I, a California limited partnership (the "Partnership"), and PAMC Management Corporation, a Colorado corporation ("PAMC"), which is an affiliate of Mesa Wind Developers ("Mesa"), entered into a Reservation of Rights Agreement (the "Reservation of Rights Agreement") pursuant to which the Partnership is able to (i) sell power, under a Reformed Standard Offer 1 As-Available capacity and Energy Power Purchase Agreement dated as of June 23, 2005 between SCE and PAMC (the "RSO1 Power Agreement"), to Southern California Edison Company ("SCE") from the wind turbine electric power generation facility (the "Wind Power Facility") owned by the Partnership and (ii) interconnect the Partnership's Wind Power Facility with SCE's transmission system under an Interconnection Facilities Agreement effective as of June 23, 2005 between SCE and PAMC (the "Interconnection Agreement"). Prior to June 23, 2005, the Partnership was selling energy from its Wind Power Facility to SCE and interconnecting the Wind Power Facility to the SCE transmission system pursuant to the Partial Assignment of Wind Park Power Purchase Agreement effective September 25, 1984 between Mesa and the Partnership (the "Partial Assignment") and the Wind Park Power Purchase and Sale Agreement dated April 12, 1982 between SCE and Mesa (the "Wind Park Power Purchase Agreement"). Each of the Partial Assignment and the Wind Park Power Purchase Agreement terminated on or about June 23, 2005.

     Under the Reservation of Rights Agreement, the Partnership is permitted and has agreed to sell up to 19.5 megawatts of energy to SCE under the RSO1 Power Agreement and to interconnect the Partnership's Wind Power Facility to SCE's transmission system under the Interconnection Agreement. The Reservation of Rights Agreement terminates on December 31, 2005, unless terminated earlier by the Partnership upon 30 days advance notice to PAMC. The Partnership is not required under the Reservation of Rights Agreement to pay to PAMC a fee for the Partnership's use of the RSO1 Power Agreement or Interconnection Agreement. The Partnership is required to pay for a portion of all fees, costs and expenses incurred by PAMC under the RSO1 Power Agreement and the Interconnection Agreement, including, without limitation, interconnection fees, back feed electricity costs and maintenance costs. The portion of such fees, costs and expenses to be paid by the Partnership is based on the ratio of (x) the aggregate installed name-plate capacity of the Partnership's Wind Power Facility to (y) the aggregate installed name-plate capacity of all the wind power projects delivering power to SCE under the RSO1 Power Agreement.

     PAMC also concurrently entered into a separate reservation of rights agreement with Zond-PanAero Windsystem Partners II, a California limited partnership ("ZWP II") pursuant to which PAMC granted ZWP II the right to sell up to 10.5 megawatts of energy from its wind turbine electric power generation


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facility to SCE under the RSO1 Power Agreement and to interconnect such wind power generation facility to SCE's transmission grid under the Interconnection Agreement.

     Under the RSO1 Power Agreement, SCE is required to purchase from PAMC, and PAMC is required to sell to SCE, the output from the Partnership's Wind Power Facility and ZWP II's wind power facility, provided that the aggregate name-plate capacity of all such generating facilities may not exceed 30 megawatts at any one time. The RSO1 Power Agreement has a five-year term, but may be terminated by PAMC upon 30 days advance notice to SCE. The price to be paid by SCE for the energy delivered under the RSO1 Power Agreement is equal to the short run avoided cost to SCE for energy during the delivery period of such energy. Under the RSO1 Power Agreement, SCE will also pay an annual capacity payment for the installed capacity of such generation facilities that is based on SCE's avoided cost for capacity.

     Unlike the Wind Park Power Purchase Agreement, which terminated on or about June 23, 2005, the RSO1 Power Agreement does not contain a minimum energy price payable by SCE. The minimum price for energy that was paid by SCE under the Wind Park Power Purchase Agreement was $0.102 per kilowatt hour of energy. As a result, the Partnership could receive significantly less revenue from the sale of energy under the RSO1 Power Agreement as compared with the sale of an equal amount of energy under the Wind Park Power Purchase Agreement.

     Under the Interconnection Agreement, PAMC and the other sellers under the RSO1 Power Agreement are permitted to interconnect up to an aggregate of 30 megawatts of generating capacity to SCE's transmission grid at the existing SCE substation located at the Wind Power Facility site. The Interconnection Agreement requires PAMC to pay to SCE a monthly interconnection fee of $8,265. The Interconnection Agreement terminates upon the termination of the RSO1 power Agreement.

     A copy of each of the Reservation of Rights Agreement, the RSO1 Power Agreement and the Interconnection Agreement is attached hereto as Exhibit 10.1,
10.2 and 10.3, respectively.

Extension of Management Agreement

     On June 23, 2005 the Partnership and Enron Wind Systems, LLC ("EWS") entered into the Fourth Amendment to Windsystem Management Agreement (the "Management Agreement Amendment"). Pursuant to the Windsystem Management Agreement dated July 27, 1988 between the Partnership and EWS, as amended (the "Management Agreement"), EWS manages the Wind Power Facility owned by the Partnership. The Management Agreement Amendment extended the termination date of the Management Agreement from June 23, 2005 to December 31, 2005.

     A copy of the Management Agreement Amendment is attached hereto as Exhibit 10.4.

Extension of Easement Agreement

     On June 23, 2005 the Partnership and Mesa entered into the Amendment to Wind Park Easement Agreement (the "Easement Agreement Amendment"). Pursuant to the Wind Park Easement Agreement dated as of September 7, 1984 between Mesa and the Partnership (the "Easement Agreement"), the Partnership is able to use a portion of the operating site and the infrastructural improvements in connection with the operation of the Partnership's Wind Power Facility. The Easement Agreement Amendment extended the termination date of the Easement Agreement from June 23, 2005 to December 31, 2005.

     A copy of the Easement Agreement Amendment is attached hereto as Exhibit 10.5.

Additional information regarding the relationships among the parties to the attached agreements and the other agreements material to the Partnership are set forth in the Partnership's Form 10-K for its fiscal year ended December 31, 2004.


Item 9.01.      Financial Statements and Exhibits.
                ---------------------------------

      (c)  Exhibits.

10.1 Reservation of Rights Agreement dated as of June 23, 2005 between the Partnership and PAMC Management Corporation ("PAMC").

10.2 Reformed Standard Offer 1 As-Available Capacity and Energy Power Purchase Agreement dated June 23, 2005 between PAMC and Southern California Edison Company ("SCE").

10.3 Interconnection Facilities Agreement dated June 23, 2005 between PAMC and SCE.

10.4 Fourth Amendment to Windsystem Management Agreement dated as of June 23, 2005, between the Partnership and Enron Wind Systems, LLC.

10.5 Amendment to Wind Park Easement Agreement dated June 23, 2005, between the Partnership and Mesa Wind Developers.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Zond-PanAero Windsystem Partners I,
                               a California Limited Partnership
                                    By:  Zond Windsystems Management LLC,
                                         General Partner

Date: June 29, 2005                By:  /s/ Eric D. Gadd
                                         ---------------------------------
                                         Name:  Eric D. Gadd
                                         Title: President and Chief Executive
                                                Officer


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                                  Exhibit Index
                                  -------------


Exhibit   Description
-------   -----------

10.1 Reservation of Rights Agreement dated as of June 23, 2005 between the Partnership and PAMC Management Corporation ("PAMC").

10.2 Reformed Standard Offer 1 As-Available Capacity and Energy Power Purchase Agreement dated June 23, 2005 between PAMC and Southern California Edison Company ("SCE").

10.3 Interconnection Facilities Agreement dated June 23, 2005 between PAMC and SCE.

10.4 Fourth Amendment to Windsystem Management Agreement dated as of June 23, 2005, between the Partnership and Enron Wind Systems, LLC.

10.5 Amendment to Wind Park Easement Agreement dated June 23, 2005, between the Partnership and Mesa Wind Developers.